COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11 – COMMITMENTS AND CONTINGENT LIABILITIES

In the normal course of business, we enter into financial instruments with off-balance sheet risk to meet the financing needs of customers or to reduce exposure to fluctuations in interest rates. These financial instruments may include commitments to extend credit and standby letters of credit. Financial instruments involve varying degrees of credit and interest-rate risk in excess of amounts reflected in the Consolidated Statements of Financial Condition. Exposure to credit risk in the event of non-performance by the counterparties to the financial instruments for loan commitments to extend credit and standby letters of credit is represented by the contractual amounts of those instruments. We do not, however, anticipate material losses as a result of these financial instruments.

A summary of financial instruments with off-balance sheet risk at December 31 follows:

	2018	2017
	(In thousands)
Financial instruments whose risk is represented by contract amounts
Commitments to extend credit	$505,421	$439,663
Standby letters of credit	4,998	4,596

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and generally require payment of a fee. Since commitments may expire without being drawn upon, the commitment amounts do not represent future cash  requirements. Commitments are issued subject to  similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities.

Standby letters of credit are written conditional commitments issued to guarantee the performance of a customer to a third party. The credit risk involved in such transactions is essentially the same as that involved in extending loan facilities and, accordingly, standby letters of credit are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities. The majority of the standby letters of credit are to corporations, have variable rates that range from 3.75% to 8.50% and are on-demand with no stated maturity date.

In the fourth quarter of 2016, we reached a tentative settlement regarding litigation initiated against the Bank in Wayne County, Michigan Circuit Court. The Court issued a preliminary approval of this settlement in the first quarter of 2017 and a final approval of this settlement in January 2018. This litigation concerned the Bank’s checking account transaction sequencing during a period from February 2009 to June 2011. Under the terms of the settlement, we agreed to pay $2.2 million and to be also responsible for class notification costs and certain other expenses which were approximately $0.1 million. The $2.2 million was paid in January 2018. We recorded a $2.3 million expense in the fourth quarter of 2016 for this settlement. Although, we deny any liability associated with this matter and believe we have meritorious defenses to the allegations in the complaint, given the costs and uncertainty of litigation, we determined that this settlement was in the best interests of the organization.

We are also involved in various other litigation matters in the ordinary course of business. At the present time, we do not believe any of these matters will have a significant impact on our consolidated financial position or results of operations. The aggregate amount we have accrued for losses we consider probable as a result of these other litigation matters is immaterial. However, because of the inherent uncertainty of outcomes from any litigation matter, we believe it is reasonably possible we may incur losses in addition to the amounts we have accrued. At this time, we estimate the maximum amount of additional losses that are reasonably possible is insignificant. However, because of a number of factors, including the fact that certain of these litigation matters are still in their early stages, this maximum amount may change in the future.

The litigation matters described in the preceding paragraph primarily include claims that have been brought against us for damages, but do not include litigation matters where we seek to collect amounts owed to us by third parties (such as litigation initiated to collect delinquent loans). These excluded, collection-related matters may involve claims or counterclaims by the opposing party or parties, but we have excluded such matters from the disclosure contained in the preceding paragraph in all cases where we believe the possibility of us paying damages to any opposing party is remote. Risks associated with the likelihood that we will not collect the full amount owed to us, net of reserves, are disclosed elsewhere in this report.

In connection with the sale of Mepco Finance Corporation (“Mepco”) (see note #27), we agreed to contractually indemnify the purchaser from certain losses it may incur, including as a result of its failure to collect certain receivables it purchased as part of the business as well as breaches of representations and warranties we made in the sale agreement, subject to various limitations. We have not accrued any liability related to these indemnification requirements in our December 31, 2018 Consolidated Statement of Financial Condition because we believe the likelihood of having to pay any amount as a result of these indemnification obligations is remote. However, if the purchaser is unable to collect the receivables it purchased from Mepco or otherwise encounters difficulties in operating the business, it is possible it could make one or more claims against us pursuant to the sale agreement. In that event, we may incur expenses in defending any such claims and/or amounts paid to such purchaser to resolve such claims. As of December 31, 2018 these receivables balances had declined to $0.8 million and to date the purchaser has made no claims for indemnification.

The provision for loss reimbursement on sold loans represents our estimate of incurred losses related to mortgage loans that we have sold to investors (primarily Fannie Mae, Freddie Mac, Ginnie Mae and the FHLB). Since we sell mortgage loans without recourse, loss reimbursements only occur in those instances where we have breached a representation or warranty or other contractual requirement related to the loan sale. The provision for loss reimbursement on sold loans was an expense of $0.01 million, $0.17 million and $0.03 million for the years ended December 31, 2018, 2017 and 2016, respectively. In addition, as a result of the TCSB acquisition (see note #26), we made a purchase accounting adjustment of $0.11 million to record a reserve for loss reimbursement on sold mortgage loans acquired from TCSB.  The reserve for loss reimbursements on sold mortgage loans totaled $0.8 million and $0.7 million at December 31, 2018 and 2017, respectively. This reserve is included in accrued expenses and other liabilities in our Consolidated Statements of Financial Condition. This reserve is based on an analysis of mortgage loans that we have sold which are further categorized by delinquency status, loan to value, and year of origination. The calculation includes factors such as probability of default, probability of loss reimbursement (breach of representation or warranty) and estimated loss severity. We believe that the amounts that we have accrued for incurred losses on sold mortgage loans are appropriate given our analyses. However, future losses could exceed our current estimate.